EXHIBIT 99

Term Sheets

Subject: CMBS NEW ISSUE: BACM 05-4 PRICING SPRDS **PUBLIC**


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:   Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:     Goldman Sachs/RBS Greenwich Capital
Rating Agencies: Fitch and S&P

Class    Size($mm)  (F/S&P)     Sub Lvl     WAL      Prin Window    Px Sprd
A-1       50.5      AAA/AAA     20.000%     3.00       1-57          S+11
A-2      215.5      AAA/AAA     20.000%     4.75       57-60         S+26
A-3       87.9      AAA/AAA     20.000%     6.53       79-79         S+34
A-4       70.0      AAA/AAA     20.000%     6.72       79-83         S+37
A-SB      61.2      AAA/AAA     20.000%     7.29       60-111        S+29
A-5A     485.9      AAA/AAA     30.000%     9.64       111-118       S+28
A-5B      69.4      AAA/AAA     20.000%     9.78       118-118       S+34
A-1A     228.1      AAA/AAA     20.000%          NO LONGER AVAILABLE
A-J       97.1      AAA/AAA     13.875%     9.84       118-119       S+38
B         31.7       AA/AA      11.875%     9.87       119-119       S+46
C         15.9      AA-/AA-     10.875%     9.87       119-119       S+49
D         29.7        A/A        9.000%     9.90       119-120       S+56
XP        TBD       AAA/AAA       -          -                      TSY+65

XP is Notional Balance


Expected Timing
Price             -  Thursday 10:00 -12:00
Settlement        -  September 28, 2005


This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice.
BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX - LAUNCH **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Launch     Status
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11       Subj
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26
A-3          87.9   AAA/AAA    20.000%   6.53      79-79        S+33
A-4          70.0   AAA/AAA    20.000%   6.72      79-83        S+37       Subj
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29       Subj
A-5A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28       Subj
A-5B         69.4   AAA/AAA    20.000%   9.78     118-118       S+34       Subj
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+38       Subj
B            31.7    AA/AA     11.875%   9.87     119-119       S+46       Subj
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49       Subj
D            29.7     A/A       9.000%   9.90     119-120       S+56       Subj
XP           TBD    AAA/AAA        --      --                 TSY+65-70    Subj

XP is Notional Balance

Expected Timing
Price             - Thursday 10:00 -12:00
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX - EOD STATUS **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Px Guid    Status
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11A      0.8x
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26     1.2x
A-3         157.9   AAA/AAA    20.000%   6.62      79-83       S+34-35     0.1x
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29A      1.6x
A-4A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28A      1.6x
A-4B         69.4   AAA/AAA    20.000%   9.78     118-118       S+33A      0.5x
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+37A      1.0x
B            31.7    AA/AA     11.875%   9.87     119-119       S+46A      1.0x
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49A       3x
D            29.7     A/A       9.000%   9.90     119-120       S+56A      1.0x
XP           TBD    AAA/AAA        --      --                  TSY+70A     1.5x

XP is Notional Balance

Expected Timing
Launch/Price      - Wed/Thur
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX - STATUS 3 **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Px Guid    Status
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11A      Subj
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26     1.2x
A-3         157.9   AAA/AAA    20.000%   6.62      79-83       S+34-35     0.2x
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29A      1.6x
A-4A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28A      1.6x
A-4B         69.4   AAA/AAA    20.000%   9.78     118-118       S+33A      1.2x
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+37A      2+x
B            31.7    AA/AA     11.875%   9.87     119-119       S+46A      1.0x
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49A      Subj
D            29.7     A/A       9.000%   9.90     119-120       S+56A      1.0x
XP           TBD    AAA/AAA        --      --                  TSY+70A     2+x

XP is Notional Balance

Expected Timing
Launch/Price      - Wed/Thur
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX GUIDANCE **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Px Guid
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11A
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26
A-3         157.9   AAA/AAA    20.000%   6.62      79-83       S+34-35
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29A
A-4A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28A
A-4B         69.4   AAA/AAA    20.000%   9.78     118-118       S+33A
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+37A
B            31.7    AA/AA     11.875%   9.87     119-119       S+46A
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49A
D            29.7     A/A       9.000%   9.90     119-120       S+56A
XP           TBD    AAA/AAA        --      --                  TSY+70A

XP is Notional Balance

Expected Timing
Launch/Price      - Week of September 12, 2005
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX GUIDANCE **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Px Guid
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11A
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26
A-3         157.9   AAA/AAA    20.000%   6.62      79-83       S+34-35
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29A
A-4A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28A
A-4B         69.4   AAA/AAA    20.000%   9.78     118-118       S+33A
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+37A
B            31.7    AA/AA     11.875%   9.87     119-119       S+46A
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49A
D            29.7     A/A       9.000%   9.90     119-120       S+56A
XP           TBD    AAA/AAA        --      --                  TSY+70A

XP is Notional Balance

Expected Timing
Launch/Price      - Week of September 12, 2005
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-4 PX - STATUS 1 **PUBLIC**

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Fitch and S&P

Class   Size($mm)   (F/S&P)   Sub Lvl    WAL    Prin Window    Px Guid    Status
A-1          50.5   AAA/AAA    20.000%   3.00      1-57         S+11A     0.75x
A-2         215.5   AAA/AAA    20.000%   4.75      57-60       S+25-26     1.0x
A-3         157.9   AAA/AAA    20.000%   6.62      79-83       S+34-35     Open
A-SB         61.2   AAA/AAA    20.000%   7.29     60-111        S+29A     0.85x
A-4A        485.9   AAA/AAA    30.000%   9.64     111-118       S+28A     0.85x
A-4B         69.4   AAA/AAA    20.000%   9.78     118-118       S+33A      Open
A-1A        228.1   AAA/AAA    20.000%        NO LONGER AVAILABLE
A-J          97.1   AAA/AAA    13.875%   9.84     118-119       S+37A     0.15x
B            31.7    AA/AA     11.875%   9.87     119-119       S+46A     0.15x
C            15.9   AA-/AA-    10.875%   9.87     119-119       S+49A      2+x
D            29.7     A/A       9.000%   9.90     119-120       S+56A     0.40x
XP           TBD    AAA/AAA        --      --                  TSY+70A     1.0x

XP is Notional Balance

Expected Timing
Launch/Price      - Wed/Thur
Settlement        - September 28, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.